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                               ANSWERSOFT, INC.

            PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints David W. Brandenburg and Richard Connelly and each or either of them, proxies with full power of substitution to vote all shares of stock of AnswerSoft, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on Wednesday, May 6, 1998, at 9:00 a.m. at the offices of the Company, 2201 North Central Expressway, Suite 200, Richardson, Texas, and at any adjournment thereof, upon matters set forth in the Notice of Special Meeting and Joint Proxy Statement/Prospectus relating thereto dated April 6, 1998, a copy of which has been received by the undersigned. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH YOUR INDICATED DIRECTIONS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


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                        (TO BE SIGNED ON REVERSE SIDE.)              SEE REVERSE
                                                                        SIDE
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[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

                                                    FOR      AGAINST  ABSTAIN
1. To approve the Amended and Restated              [_]        [_]      [_]
   Agreement and Plan of Merger dated
   April 6, 1998 among the Company,
   Duke Acquisition Corporation
   and Davox Corporation.
                                                    FOR      WITHHOLD
2. To approve the Option Vesting Proposals.         [_]        [_]

3. To consider and act upon any other               FOR      AGAINST  ABSTAIN
   matters that may properly be brought             [_]        [_]      [_]
   before the Special Meeting of
   Stockholders of the Company.


INSTRUCTIONS: To withhold for a specific individual's Option Vesting Proposal, write that individual's name on the space provided:

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SIGNATURE(S)                                                      DATE   , 1998
             -------------------------   -------------------------    ---
                                         Signature if Held Jointly


NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.